LETTER OF TRANSMITTAL
                                   To Exchange
                    105/8% Senior Subordinated Notes Due 2004
                                       Of
                       Hollywood Entertainment Corporation
                                 (The "Company")

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| THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON          |
| _________, 1997, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF 105/8%  |
| SENIOR SUBORDINATED NOTES DUE 2004 MAY BE WITHDRAWN AT ANY TIME PRIOR TO     |
| THE EXPIRATION DATE.                                                         |
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                                     TO:
          CONTINENTAL STOCK TRANSFER & TRUST COMPANY, EXCHANGE AGENT

                   By Mail, By Hand or Overnight Delivery:

                c/o Continental Stock Transfer & Trust Company
                           Two Broadway, 19th Floor
                           New York, New York 10004

                     Attention: Reorganization Department

                                By Facsimile:
                                (212) 509-5150

                                 Phone Number
                           (212) 509-4000 Ext. 227

           DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR
      TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OR TELEX, OTHER THAN AS
            SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. Except as otherwise provided herein, all signatures on this Letter of Transmittal must be guaranteed in accordance with the procedures set forth herein. See Instruction 1.

     HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE EXCHANGE OFFER CONSIDERATION PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR SENIOR SUBORDINATED NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

     This Letter of Transmittal is to be used only if 105/8% Senior Subordinated Notes due 2004 (the "Securities" or the "Old Notes") of the Company are to be physically delivered to the Exchange Agent or delivered by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") (a "BookEntry Transfer Facility")- pursuant to the book-entry transfer procedures set forth in the Prospectus of the Company dated _________, 1997 (as the same may be amended or supplemented from time to time, the "Prospectus") under the heading "The Exchange Offer -- Procedure for Tendering Old Notes" and "Book-Entry Transfer." See Instruction 2. Delivery of documents to a BookEntry Transfer Facility does not constitute delivery to the Exchange Agent.

     Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other required documents to the Exchange Agent, or who cannot complete the procedure for book-entry transfer, prior to the Expiration Date, may nevertheless tender their Old Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under the heading "The Exchange Offer -- Procedure for Tendering Old Notes" and "Guaranteed Delivery Procedures." See Instruction 2.

     All capitalized terms used herein and not otherwise defined herein are used herein with the meanings ascribed to them in the Prospectus.

     HOLDERS WHO WISH TO TENDER THEIR OLD NOTES MUST, AT A MINIMUM, COMPLETE COLUMNS (1) THROUGH (3) IN THE BOX HEREIN ENTITLED "DESCRIPTION OF SECURITIES TENDERED" AND SIGN IN THE APPROPRIATE BOX BELOW. If only those columns are completed, the holder will be deemed to have tendered all the Old Notes, listed in the table. If a holder wishes to tender less than all of such Old Notes, column (4) must be completed in full, and such holder should refer to Instruction 5.

/  /     CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY
         TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution: _________________________________________________

Account Number: ____________________________

Transaction Code Number: ___________________

/  /     CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED
         PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE
         THE FOLLOWING:

Name(s) of Registered Holder(s): _______________________________________________
Window Ticket No. (if any): ____________________________________________________
Date of Execution of Notice of Guaranteed Delivery: ____________________________ Name of Institution which Guaranteed Delivery: _________________________________

Account Number: ____________________________

Transaction Code Number: ___________________

                       DESCRIPTION OF SECURITIES TENDERED


        (1)                        (2)                        (3)                     (4)
---------------------- ---------------------------- ----------------------- ---------------------
    NAME(S) AND             SECURITY NUMBER(S)*         TOTAL PRINCIPAL        PRINCIPAL AMOUNT
  ADDRESS(ES) OF                                           AMOUNT OF           TENDERED (IF LESS
 HOLDER(S) (PLEASE                                        SECURITIES*             THAN ALL)*
FILL IN, IF BLANK,
EXACTLY AS NAME(S)
  APPEAR(S) ON
   SECURITIES
---------------------- ---------------------------- ----------------------- ---------------------



Total:
---------------------- ---------------------------- ----------------------- ---------------------

--------------------------------------------------------------------------------

* Need not be completed by holders tendering by book-entry transfer (see below).
** Completion of column (3) will constitute the tender by you of all Securities delivered unless otherwise specified in column (4). See
     Instruction 5.

--------------------------------------------------------------------------------

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     By execution hereof, the undersigned hereby acknowledges he has received and reviewed the Prospectus and this Letter of Transmittal relating to the Company's offer to exchange (the "Exchange Offer") the Old Notes for 105/8% Series B Senior Subordinated Notes due 2004 (the "New Notes") and otherwise upon the terms and subject to the conditions set forth in the Prospectus. The undersigned hereby acknowledges that the undersigned will not be entitled to any payment in respect of accrued and unpaid interest on the Securities tendered herewith and accepted pursuant to the Exchange Offer.

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Securities indicated above.

     Subject to, and effective upon, the acceptance by the Company of the principal amount of Securities tendered hereby for exchange pursuant to the terms of the Exchange Offer, the undersigned hereby irrevocably sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, all Securities tendered hereby, waives any and all rights with respect to the Securities tendered hereby (including, without limitation, the undersigned's waiver of any existing or past defaults and their consequences with respect to the Securities) and releases and discharges any obligor or parent of any obligor of the Securities from any and all claims the undersigned may have now, or may have in the future, arising out of or related to the Securities, including, without limitation, any claims that the undersigned is entitled to receive additional principal or interest payments with respect to the Securities or to participate in any redemption or defeasance of the Securities. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent (with full knowledge that the Exchange Agent also acts as agent of the Company) as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Securities, with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Securities, or transfer ownership of such Securities on the account books maintained by a Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (b) present such Securities for transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Securities, all in accordance with the terms of the Exchange Offer.

     The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, sell, assign and transfer the Securities tendered hereby, and that when such Securities are accepted for exchange by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and that none of such Securities will be subject to any adverse claim or right; (ii) the undersigned owns the Securities being tendered hereby and is entitled to tender such Securities as contemplated by the Exchange Offer, all within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (iii) the tender of such Securities complies with Rule 14e-4. The undersigned, upon request, will execute and deliver all additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Securities tendered hereby.

     The undersigned understands that tenders of Securities pursuant to any of the procedures described in the Prospectus under the caption "The Exchange Offer Procedure for Tendering Old Notes" and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Exchange Offer. The Company's acceptance of such Securities for exchange pursuant to the terms of the Exchange Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned has read and agrees to all terms and conditions of the Exchange Offer. Delivery of the enclosed Securities shall be effected, and risk of loss and title of such Securities shall pass, only upon proper delivery thereof to the Exchange Agent.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives. SECURITIES TENDERED PURSUANT TO THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE. See the information set forth under the heading "The Exchange Offer -- Withdrawal Rights" in the Prospectus.

     Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the New Notes with respect to Securities accepted for exchange, and return any certificates for Securities not tendered or not accepted for exchange, in the name(s) of the registered holder(s) appearing in the box entitled "Description of Securities Tendered" (and, in the case of Securities tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions," please deliver the New Notes with respect to Securities accepted for exchange, together with any certificates for Securities not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the addressees) of the registered holder(s) appearing in the box entitled "Description of Securities Tendered." If both the "Special Payment Instructions" box and the "Special Delivery Instructions" box are completed, please issue the New Notes with respect to any Securities accepted for exchange, and return any certificates for Securities not tendered or not accepted for exchange, in the name(s) of, and deliver such New Notes and any such certificates to, the person(s) at the addressees) so indicated. Please credit any Securities tendered hereby and delivered by book-entry transfer ' but which are not accepted for exchange, by crediting the account at the Book-Entry Transfer Facility designated above.

                        SPECIAL PAYMENT INSTRUCTIONS (SEE
                           INSTRUCTIONS 1, 6, 7 AND 8)

     To be completed ONLY if the payment of accrued and unpaid interest due on the Old Notes accepted for exchange and/or certificates for Securities in a principal amount not tendered or not accepted for exchange, and/or the certificates representing the New Notes, are to be issued in the name of someone other than the undersigned or if Securities delivered by book-entry transfer not accepted for purchase are to be returned by credit to a participant number maintained at the Book-Entry Transfer Facility other than the participant number indicated above.

Issue:         /  /     Securities
               /  /     New Notes to:

Name: __________________________________________________________________________
                                 (Please Print)

Address: _______________________________________________________________________
                                                                        Zip Code

Wire Transfer Instructions _____________________________________________________
                           _____________________________________________________
________________________________________________________________________________
Please complete the Substitute Form W-9 below.


                       SPECIAL DELIVERY INSTRUCTIONS (SEE
                           INSTRUCTIONS 1, 6, 7 AND 8)

     To be completed ONLY if certificates for Securities in a principal amount not tendered or not accepted for exchange, and/or the certificates representing the New Notes, are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Deliver:       /  /     Securities
               /  /     New Notes to:

Name: __________________________________________________________________________
                                 (Please Print)

Address: _______________________________________________________________________
                                                                        Zip Code

________________________________________________________________________________
Please complete the Substitute Form W-9 below.

                                    SIGN HERE

(TO BE COMPLETED BY ALL TENDERING HOLDERS OF SECURITIES
 REGARDLESS OF WHETHER SECURITIES ARE BEING PHYSICALLY
 DELIVERED HEREWITH)

X ______________________________________________________________________________
X ______________________________________________________________________________
      Signature(s) of Holder(s) and Authorized Signatory Date_______, 1997

Must be signed by the registered holder(s) of the Securities tendered hereby exactly as their name(s) appear(s) on the certificate(s) for such Securities or, if tendered by a participant in one of the Book-Entry Transfer Facilities, exactly as such participant's name appears on a security position listing as the owner of the Securities, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.

Name(s): _______________________________________________________________________
________________________________________________________________________________
                                 (Please Print)
Capacity (full title): _________________________________________________________
Address: _______________________________________________________________________
________________________________________________________________________________
                              (Including Zip Code)
Area Code and Telephone No. ____________________________________________________
Tax Identification Number or Social Security Number ____________________________ Wire Transfer Instructions _____________________________________________________
                           _____________________________________________________

              SIGNATURE GUARANTEE (See Instructions I and 6 below)
________________________________________________________________________________
             (Name of Eligible Institution Guaranteeing Signatures)
________________________________________________________________________________
   (Address (including zip code) and Telephone Number (including area code) of
                              Eligible Institution)
________________________________________________________________________________
                             (Authorized Signature)
________________________________________________________________________________
                                 (Printed Name)
________________________________________________________________________________
                                     (Title)

Date: __________, 1997

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. Guarantee of Signatures. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., by a commercial bank or trust company having an office or correspondent in the United States or by any other "Eligible Guarantor Institution" as such term is defined in Rule 17Ad- 1 5 under the Securities Exchange Act of 1934, as amended (each of the foregoing being referred to herein as an "Eligible Institution") unless (a) this Letter of Transmittal is signed by the registered holder of the Securities tendered herewith (or by a participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of such Securities) and neither the "Special Payment Instructions" box nor the "Special Delivery Instructions" box of this Letter of Transmittal has been completed or (b) such Securities are tendered for the account of an Eligible Institution. See Instruction 6.

     2. Delivery of Letter of Transmittal and Securities; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used only if Securities tendered hereby are to be physically delivered to Exchange Agent or delivered by book-entry transfer to the Exchange Agent's account at a Book-Entry Transfer Facility pursuant to the procedures set forth in the Prospectus under the heading "The Exchange Offer -- Procedures for Tendering -- BookEntry Transfer." All physically tendered Securities or confirmations of, or an Agent's Message with respect to, book-entry transfer into the Exchange Agent's account with a Book-Entry Transfer Facility, together with a properly completed and validly executed Letter of Transmittal (or facsimile or electronic copy thereof or an electronic agreement to comply with the terms thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth on the cover page hereof prior to the Expiration Date. If Securities are forwarded to the Exchange Agent in multiple deliveries, a properly completed and validly executed Letter of Transmittal must accompany each such delivery. The Company may elect to waive receipt of a written Letter of Transmittal if delivery is properly effected through a Book-Entry Transfer Facility.

     If a holder desires to tender Securities pursuant to the Exchange Offer and
(a) certificates representing such Securities are not immediately available, (b) time will not permit this Letter of Transmittal, certificates representing such Securities and all other required documents to reach the Exchange Agent prior to the Expiration Date, or (c) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such holder may effect a tender of Securities in accordance with the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."

     Pursuant to such procedure:

     (a) such tender must be made by or through an Eligible Institution;

     (b) prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution, at one of the addresses of the Exchange Agent set forth on the cover page hereof, a properly completed and validly executed Notice of Guaranteed Delivery (by telegram, facsimile, mail or hand delivery) substantially in the form provided by the Company, setting forth the name and address of the registered holder and the principal amount or number of Securities being tendered and stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the date of the Notice of Guaranteed Delivery, this Letter of Transmittal validly executed (or a facsimile hereof), together with certificates evidencing the Old Notes (or confirmation of, or an Agent's Message with respect to, book-entry transfer of such Old Notes into the Exchange Agent's account with a Book-Entry Transfer Facility), and any other documents required by this Letter of Transmittal and these instructions, will be deposited by such Eligible Institution with the Exchange Agent; and

     (c) this Letter of Transmittal or a facsimile hereof, properly completed and validly executed, with any required signature guarantees, certificates representing the Securities in proper form for transfer (or confirmation of book-entry transfer into the Exchange Agent's account with a Book-Entry Transfer Facility) and all other documents required by this Letter of Transmittal must be received by the Exchange Agent within five New York Stock Exchange trading days after the date of such Notice of Guaranteed Delivery.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SECURITIES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, THE MAILING SHOULD BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE, TO PERMIT DELIVERY TO THE EXCHANGE AGENT PRIOR TO SUCH DATE. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF SECURITIES WILL BE ACCEPTED. BY EXECUTION OF THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), ALL TENDERING HOLDERS WAIVE ANY RIGHT TO RECEIVE ANY NOTICE OF THE ACCEPTANCE OF THEIR SECURITIES FOR PAYMENT.

     3. Inadequate Space. If the space provided herein under "Description of Securities Tendered" is inadequate, the certificate numbers of the Securities and the principal amount of Securities tendered should be listed on a separate schedule and attached hereto.

     4. Withdrawal of Tenders. Tenders of Old Notes may be withdrawn at any time until the Expiration Date. Thereafter, such tenders are irrevocable.

     Holders who wish to exercise their right of withdrawal with respect to a Exchange Offer must give written notice of withdrawal, delivered by mail or hand delivery or facsimile transmission, to the Exchange Agent prior to the Expiration Date or at such other time as otherwise provided for herein. In order to be effective, a notice of withdrawal must specify the name of the person who deposited the Old Notes to be withdrawn (the "Depositor"), the name in which the Old Notes are registered, if different from that of the Depositor, and the principal amount of the Old Notes to be withdrawn prior to the physical release of the certificates to be withdrawn. If tendered Old Notes to be withdrawn have been delivered or identified through confirmation of book-entry transfer to the Exchange Agent, the notice of withdrawal also must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with withdrawn Old Notes. The notice of withdrawal must be signed by the registered holder of such Old Notes in the same manner as the applicable Letter of Transmittal (including any required signature guarantees), or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of such Old Notes. Withdrawals of tenders of Old Notes may not be rescinded, and any Old Notes withdrawn will be deemed not validly tendered thereafter for purposes of the Exchange Offer. However, properly withdrawn Old Notes may be tendered again at any time prior to the Expiration Date by following the procedures for tendering not previously tendered Old Notes described elsewhere herein.

     If the Company is delayed in its acceptance for conversion and payment for any Old Notes or is unable to accept for conversion or convert any Old Notes pursuant to the Exchange Offer for any reason, then, without prejudice to the Company's rights hereunder, tendered Old Notes may be retained by the Exchange Agent on behalf of the Company and may not be withdrawn (subject to Rule 13e-4(f)(5) under the Exchange Act, which requires that the issuer making the tender offer pay the consideration offered, or return the tendered securities, promptly after the termination or withdrawal of a tender offer), except as otherwise permitted hereby.

     5. Partial Tenders (Not Applicable to Holders who tender by book-entry transfer). Tenders of Securities will be accepted only in integral multiples of $1,000 principal amount. The aggregate principal amount of all Securities delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If tenders of Securities are made with respect to less than the entire principal amount of Securities delivered herewith, certificate(s) for the principal amount of Securities not tendered will be issued and sent to the registered holder, unless otherwise specified in the "Special Payment Instructions" or "Special Delivery Instructions" boxes in this Letter of Transmittal.

     6. Signatures on Letter of Transmittal; Bond Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Securities tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates representing such Securities without alteration, enlargement or any other change whatsoever. If this Litter of Transmittal is signed by a participant in one of the Book-Entry Transfer Facilities whose name is shown on a security position listing as the owner of the

Securities tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Securities.

     If any Securities tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any Securities tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal, and any necessary accompanying documents, as there are different registrations of such Securities.

     If this Letter of Transmittal is signed by the registered holder of Securities tendered hereby, no endorsements of such Securities or separate bond powers are required, unless the New Notes are, or Securities not tendered or not accepted for exchange, are to be issued in the name of a person other than the registered holder(s), in which case the Securities tendered hereby must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Securities (and with respect to a participant in a Book-Entry Transfer Facility whose name appears on a security Position listing as the owner of Securities, exactly as the name(s) of the participant(s) appear(s) on such security position listing as the owner of the Securities). Signatures on such Securities and bond powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Securities tendered hereby, the Securities must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates representing such Securities. Signatures on such Securities and bond powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal or any Securities or bond powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority so to act must be submitted with this Letter of Transmittal.

     7. Transfer Taxes. Except as otherwise provided in this Instruction 7, the Company will pay all transfer taxes with respect to the delivery and conversion of Securities pursuant to the Exchange Offer. If, however, issuance of the New Notes, or Securities not tendered or not accepted for exchange, are to be issued in the name of a person other than the registered holder(s), the amount of any transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person must be paid by unless evidence satisfactory to the Company of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Securities tendered hereby.

     8. Special Payment and Delivery Instructions. If the New Notes with respect to any Securities tendered hereby, or Securities not tendered or not accepted for exchange, are to be issued in the name of a person other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Securities Tendered," the appropriate boxes in this Letter of Transmittal must be completed. All Securities tendered by book-entry transfer and not accepted for exchange will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Securities were delivered.

     9. Taxpayer Identification Number. Each tendering holder is required to provide the Exchange Agent with the holder's correct taxpayer identification number ("TIN"), generally, the holders' social security or federal employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify whether such person is subject to backup withholding of federal income tax.

     A holder must cross out item (2) in the Certification box of Substitute Form W-9 if such holder is subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder to 31% federal income tax backup withholding on the reportable payments made to the holder or other payee with respect to Securities exchanged pursuant to the Exchange Offer. The box in Part 3 of the form should be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN within 60 days, thereafter the Exchange Agent will hold 31% of all reportable payments until a TIN is provided to the Exchange Agent.

     10. Conflicts. In the event of any conflict between the terms of the Prospectus and the terms of this Letter of Transmittal, the terms of the Prospectus will control.

     11. Mutilated, Lost, Stolen or Destroyed Securities. Any holder of Securities, whose Securities have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the addresses indicated above for further instructions.

     12. Requests for Assistance or Additional Copies. Requests for assistance may be directed to the Exchange Agent at its address set forth below or from the tendering registered holder's broker, dealer, commercial bank or trust company. Additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Exchange Agent.

     13. Determination of Validity. All questions as to the form of all documents, the validity (including time of receipt) and acceptance of tenders of the Old Notes will be determined by the Company, in its sole discretion, the determination of which shall be final and binding. Alternative, conditional or contingent tenders of Old Notes will not be considered valid. The Company reserves the absolute right to reject any or all tenders of

Old Notes that are not in proper form or the acceptance of which, in the Company's opinion, would be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Old Notes. If the Company waives its right to reject a defective tender of Old Notes, the holder will be entitled to the New Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in the Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Old Notes must be cured within such time as the Company determines, unless waived by the Company. Tenders of Old Notes shall not be deemed to have been made until all defects and irregularities have been waived by the Company or cured. None of the Company, the Exchange Agent or any other person will be under any duty to give notice of any defects or irregularities in tenders of Old Notes, or will incur any liability to holders for failure to give any such notice.

                            IMPORTANT TAX INFORMATION

     Under the federal income tax law, a holder whose tendered Securities are accepted for exchange is required by law to provide the Exchange Agent (as payer) with such holder's correct TIN on Substitute Form W-9 below. If such holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and certain payments may be subject to backup withholding.

     Certain holders (including, among others, corporations) are not subject to these backup withholdings and reporting requirements. Exempt holders should indicate their exempt status on Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If backup withholding applies, the Exchange Agent is required to withhold 3 1 % of any reportable payments made to the holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on reportable payments made with respect to securities accepted for conversion pursuant to the Exchange Offer, the holder is required to notify the Exchange Agent of such holder's correct TIN by completing the form below, certifying that the TIN provided on the Substitute From W-9 is correct (or that such holder is awaiting a TIN) and that (a) such holder is exempt from backup withholding, (b) such holder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a

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result of a failure to report all interest or dividends or (c) the Internal
Revenue Service has notified such holder that such holder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the holder of the Securities tendered hereby. If the Securities are held in more than one name or are not held in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

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
---------------------------------------------------------------------------------------------------------
            PAYOR'S NAME: CONTINENTAL STOCK TRANSFER & TRUST COMPANY
---------------------------------------------------------------------------------------------------------
                                   NAME/ADDRESS:
            SUBSTITUTE
             Form W-9
                                   ----------------------------------------------------------------------
           Department of           Part 1(a) -- PLEASE PROVIDE YOUR      TIN ____________
           the Treasury            TIN IN THE BOX AT RIGHT AND
             Internal              CERTIFY BY SIGNING AND DATING           (Social Security Number or
          Revenue Service          BELOW                                 (Employer Identification Number
                                   ----------------------------------------------------------------------

        Payor's Request for        Part 1(b) -- PLEASE CHECK THE BOX AT THE RIGHT IF YOU HAVE [ ]
      Taxpayer Identification      APPLIED FOR, AND ARE AWAITING RECEIPT OF, YOUR TIN
          Number ("TIN")
         and Certification         ----------------------------------------------------------------------
                                   Part 2 -- FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING PLEASE
                                   WRITE "EXEMPT" HERE

                                   (SEE INSTRUCTIONS) ___________________________________________________

                                   Part 3 -- CERTIFICATION UNDER PENALTIES OF PERJURY, I CERTIFY THAT (X)
                                   The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), and (Y) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that
                                   I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                                   SIGNATURE ____________________________________ DATE __________________

---------------------------------------------------------------------------------------------------------

     You must cross out Item (Y) of Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item (Y) of Part 3. (Also see Certification under Specific Instructions in the enclosed Guidelines.)

[YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 1(b) OF THE SUBSTITUTE FORM W-9 INDICATING YOU HAVE APPLIED FOR, AND ARE AWAITING RECEIPT OF, YOUR TIN]

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the Payor, 31 percent of all payments made to me pursuant to this Offer shall be retained until I provide a Tax Identification Number to the Payor and that, if I do not provide my Taxpayer Identification Number within sixty (60) days, such retained amounts shall be remitted to the IRS as backup withholding and 31 percent of all reportable payments made to me thereafter will be withheld and remitted to the IRS until I provide a Taxpayer Identification Number.

_______________________________________     ____________________________________
              Signature                                      Date
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31 PERCENT OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

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The Exchange Agent for the Exchange Offer is:

                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                            TWO BROADWAY, 19TH FLOOR
                            NEW YORK, NEW YORK 10004

          BANKERS AND BROKERS AND OTHERS CALL: (212) 509-4000 EXT. 227

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